Exhibit 10.3
AMENDMENT TO
PERFORMANCE UNIT AGREEMENT

This AMENDMENT TO PERFORMANCE UNIT AGREEMENT (this “Amendment”) is made and entered into as of September 17, 2018, by and between CVR Energy, Inc., a Delaware corporation (the “Company”) and David L. Lamp (the “Grantee”).

The Company and the Grantee are parties to a Performance Unit Agreement dated as of November 1, 2017 (the “Agreement”). The parties hereto desire to amend the Agreement as provided herein.

1.Performance Conditions. Section 2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(a)    With respect to the Award, during the period beginning on January 1, 2018 and ending on December 31, 2018 (the “Performance Cycle”), the following performance conditions (each, a “Performance Objective”) will be applied to determine the applicable Performance Factor (as set forth below):

a.	25% of the Performance Units attributable to the Award will be subject to the environmental, health and safety measures specified in the CVR Energy, Inc. Performance-Based Bonus Plan; and

b.	75% of the Performance Units attributable to the Award will be subject to the financial measures specified in the CVR Energy, Inc. Performance-Based Bonus Plan.
The Performance Factor will range from 0-150% in accordance with each Performance Objective as measured pursuant to the CVR Energy, Inc. Performance-Based Bonus Plan.”
2.Ratify Agreement. Except as expressly amended hereby, the Agreement will remain unamended and in full force and effect in accordance with its terms. The amendments provided herein will be limited precisely as drafted and will not constitute an amendment of any other term, condition or provision of the Agreement.

3.Cross References. References in the Agreement to “Agreement”, “hereof”, “herein”, and words of similar import are deemed to be a reference to the Agreement as amended by this Amendment.

4.Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which constitute one agreement that is binding upon each of the parties, notwithstanding that all parties are not signatories to the same counterpart.

[signature page follows]

The parties have executed this Amendment as of the date first written above.

CVR ENERGY, INC.	GRANTEE
/S/ Melissa M. Buhrig	/S/ David L. Lamp
By: Melissa M. Buhrig	Name: David L. Lamp
Title: Executive Vice President General Counsel & Secretary

[Signature Page for Amendment to Performance Unit Agreement]